INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Supplement Dated April 24, 2013
To the Statement of Additional Information (“SAI”) dated January 31, 2013, as supplemented on April 1, 2013

The section entitled “Capital Structure” on page B-28 of the SAI is amended by adding the following sub-section:

Conversion of Share Classes

If you hold Institutional Class shares of a Fund and your account balance falls below $250,000 (for any reason), the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $250,000 or more.  If you do not, the Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the policies and procedures for Investor Class shares.  Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges.  Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

Shareholders who hold Investor Class shares of a Fund that are eligible to own Institutional Class shares may convert their Investor Class shares into Institutional Class shares by providing notice to the Funds’ transfer agent on the basis of the relative net asset values of the two classes without the imposition of any fee or other charge if the account is held directly with the Fund.  If the account is held through a retirement plan or other financial intermediary, then the intermediary must have a specific agreement in place with the Distributor, and the intermediary may separately charge a fee to the shareholder.

Any such conversion will occur at the respective net asset values of the share classes next calculated after (a) a Fund’s receipt of the investor’s request in good order, or (b) a Fund’s decision to convert an account from one class to another.  As a result, a shareholder may receive fewer shares or more shares than originally owned at the time of conversion, depending on that day’s NAV for each class, although the total dollar value will remain the same. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, a conversion of shares of a Fund from one class to the other class does not cause the shareholder or the Fund to recognize gain or loss for federal income tax purposes.

Please keep this Supplement with your records.